                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1996 to June 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                                           GREEN TREE FINANCIAL CORP.



                                           BY: /s/ Phyllis A. Knight
                                               --------------------------------
                                               Phyllis A. Knight
                                               Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/ Phyllis A. Knight
                                          -------------------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                               GREEN TREE TRUST
                                    1996-B
                                MONTHLY REPORT
                                   June 1996

                                       Distribution Date: 7/15/96
                                       CUSIP#:  393505 LR1
                                       Trust Account:  3334726-0

A.   Collected Amount                                           $915,853.40

B.   Delinquent Payments Advanced/Recovered                        1,461.56

C.   Aggregate Repurchase Price for Contracts
     to be Repurchased                                                  .00

D.   Amount Available (A+B+C)                                    917,314.96

E.   Monthly Principal (6.45%)                                   120,065.68

     (1)    Regular Principal Payments              $262,925.38
     (2)    Principal Prepayments                    394,318.25
     (3)    Delinquent Principal Advanced             21,355.16
     (4)    Net Losses                                 6,486.46
     (5)    Contracts Repurchased due to Breach
            of Representations and Warranties
            (See attached)                                  .00
     (6)    Bankruptcy Write-Down                           .00
     (7)    Delinquent Payments Recovered            (20,103.72)
     (8)    Unpaid Principal from Prior Months              .00

            Total Principal                                      664,981.53

G.          Monthly Servicing Fee (.75%)                          13,961.13

H.          Advances Reimbursed                                         .00

I.          Guaranty Fee                                         118,306.62

J.          Shortfall ((E+F+(if Company is not the
            Servicer)G)-D)                                              .00

K.          Guaranty Payment (lesser of J or Guaranty Amount
            from prior month)                                           .00

L.          Aggregate Certificate Principal Balance           21,672,819.92


                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                               GREEN TREE TRUST
                                    1996-B
                                MONTHLY REPORT
                                   June 1996
                                    Page 2
                                     Distribution Date: 7/15/96
                                     CUSIP#:  393505 LR1
                                     Trust Account:  3334726-0

M.   New Guaranty Amount (lessor of (1) Guaranty
     Amount from prior month - K or (2)L)                      2,513,072.00

N.   Pool Scheduled Prinicipal Balance                        21,672,819.92

O.   Pool Factor
     (1)   Previous Month Pool Factor                             .88886412
     (2)   Current Month Pool Factor                              .86240322

P.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts

     (a)  31-59 days       100,045.07   18
     (b)  60-89 days        72,692.97   14
     (c)  90 or more days   33,048.94    6

Q.   Liquidated Contracts                            # 1           6,521.32

     (1)   Net Liquidiation Loss                                   7,066.55

R.   Number of Loans Remaining                                        4,352

S.   Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance
     was unavailable                                 # 4          16,039.80

T.   Average Sixty-Day Delinquency Ratio                                .49

U.   Current Realized Loss Ratio                                        .03

V.   Cumulative Realized Loss Ratio                                     .09


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-B
                                   June 1996
                              Defaulted Contracts



                                                     Repurchase       Loss at
Account #         Principal         Interest           Amount        Sale Date
- ---------         ---------         --------         ----------      ---------

15696818          6,486.46           34.86            6,521.32        7,066.55

TOTALS           $6,486.46          $34.86           $6,521.32       $7,066.55
                  =========         ======           =========       =========